UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 24, 2024

CBAK ENERGY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On and effective October 24, 2024, Mr. Yunfei Li resigned as Chief Executive Officer and President of the Company. Mr. Li’s resignation was due to personal reasons and his planned retirement and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On the same date, the Board of Directors of the Company appointed Mr. Zhiguang Hu as Chief Executive Officer and President of the Company.

Mr. Zhiguang Hu, 42, is a long-term employee who has been with the Company since 2004 and has led our sales and marketing department, contributing significantly to the revenue growth of the Company’s battery business in recent years. Since June 2023, he has held the position of Deputy General Manager in the Company’s Sales and Marketing Department. Prior to this role, he served as the Director of Sales and Marketing at our subsidiary, Dalian CBAK Power Battery Co., Ltd., from January 2014 to May 2023. His experience also includes serving as the Director of the Sales and Marketing Department at BAK International (Tianjin) Co., Ltd. from January 2012 to December 2013, a former subsidiary of the Company. Before that, he was the Sales Manager at BAK International (Tianjin) Co., Ltd. from January 2008 to December 2011. Additionally, he managed Overseas Business and Key Accounts at Shenzhen BAK Battery Co., Ltd., another former subsidiary of the Company, from July 2004 to December 2007. Mr. Hu graduated from Lanzhou Business College (now Lanzhou University of Finance and Economics) in July 2004, earning a degree in Business Administration.

Mr. Zhiguang Hu is entitled to receive an annual salary of RMB308,230.33 (approximately $43,301.72) from the Company.

There is no family relationship that exists between Mr. Zhiguang Hu and any directors or executive officers of the Company. In addition, there are no arrangements or understandings between Mr. Zhiguang Hu and any other persons pursuant to which he was selected as an officer of the Company and there are no transactions between the Company and Mr. Zhiguang Hu that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: October 25, 2024	By:	/s/ Jiewei Li
Jiewei Li
Chief Financial Officer

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